VIRTUS SGA Emerging Markets Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Communication Services—3.2%
Kakao Corp.(1)	1,855	$ 176
Consumer Discretionary—23.6%
Alibaba Group Holding Ltd.(1)	7,597	116
Fast Retailing Co. Ltd.	275	156
Huazhu Group Ltd. ADR(1)	5,941	222
JD.com, Inc. ADR(1)	1,803	126
MercadoLibre, Inc.(1)	225	304
Trip.com Group Ltd. ADR(1)	4,397	108
Yum China Holdings, Inc.	5,704	284
		1,316

Consumer Staples—30.5%
Budweiser Brewing Co. APAC Ltd.	100,952	265
China Mengniu Dairy Co., Ltd.(1)	45,030	255
CP ALL PCL	183,032	323
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	3,036	236
Raia Drogasil S.A.	36,870	161
Unilever plc Sponsored ADR	3,266	176
Wal-Mart de Mexico SAB de C.V.	75,380	280
		1,696

Financials—22.1%
AIA Group Ltd.	21,721	219
Bank Central Asia Tbk PT	430,559	220
HDFC Bank Ltd. ADR	4,865	317
Sanlam Ltd.	60,214	224
XP, Inc. Class A(1)	8,698	250
		1,230

Health Care—6.8%
Abbott Laboratories	1,232	174
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	166,109	207
		381

	Shares	Value

Information Technology—7.4%
Infosys Ltd. Sponsored ADR	12,598	$ 319
One 97 Communications Ltd.(1)	5,254	94
		413

Materials—3.4%
Asian Paints Ltd.	4,156	189
Real Estate—2.5%
Country Garden Services Holdings Co., Ltd.	23,027	138
Total Common Stocks (Identified Cost $5,258)		5,539

Total Long-Term Investments—99.5% (Identified Cost $5,258)		5,539

TOTAL INVESTMENTS—99.5% (Identified Cost $5,258)		$5,539
Other assets and liabilities, net—0.5%		29
NET ASSETS—100.0%		$5,568

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
China	22%
India	17
Hong Kong	13
Brazil	13
Mexico	9
Thailand	6
South Africa	4
Other	16
Total	100%
† % of total investments as of December 31, 2021.
The following table summarizes the market value of the Fund’s investments as of December 31, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$5,539	$5,539
Total Investments	$5,539	$5,539
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2021.
There were no transfers into or out of Level 3 related to securities held at December 31, 2021.
See Notes to Schedule of Investments

VIRTUS SGA EMERGING MARKETS GROWTH FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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